                                                                   EXHIBIT 10.22


                                    APPENDIX
                                    --------

                                       TO
                                       --

                    REPUBLISHING - MARKETING - DISTRIBUTION
                    ---------------------------------------

                                   AGREEMENT
                                   ---------

Between

Sound Source Interactive, Incorporated
A Corporation, having its registered office in 26115 Mureau Road, Suite B, Calabasas, CA 91302-3126, United States of America

Hereinafter "SSII"

And

TDK Recording, Media Europe S.A.
A company having its registered office in Z.1. Bornmelscheuer, L-4901 Bascharage, Grand-Duchy of Luxembourg

Hereinafter "TDK"

Whereas,

The parties decided to enter into a republishing - marketing - distribution agreement ("Agreement"). In extension to the Agreement, SSII agreed to warrant the manufacture and market of the "Articles" to TDK for the duration of the term of the Agreement.

NOW, THEREFORE, it as been agreed as follows:

ARTICLE I - WARRANTY

With respect to the "Proprietary Subject Matter", SSII warrants that all "Articles" are and shall continue to be under current and continuing license from original Licensor and thereby available to TDK to manufacture and market for the duration of the term of the Agreement.

ARTICLE 2 - BINDING CONDITION

This Appendix is an integral part of the republishing - marketing - - distribution agreement signed between SSII and TDK and can not be executed separately. The same binding obligations stipulated in the republishing - marketing - distribution agreement governs this Appendix.


So done in duplicate, in Luxembourg, on 11, December 1998.

SIGNED for and behalf of Sound Source Interactive, Inc. "SSII"
SIGNED for and on behalf of TDK Recording Media Europe S.A. "TDK"

                           ADDENDUM TO REPUBLISHING -

                       MARKETING - DISTRIBUTION AGREEMENT

This Addendum, made and entered into as of this first day of March, 1999, is by and between;

Sound Source Interactive, Incorporated, a California Corporation, and carrying on business at:

26115 Mureau Road, Suite B
Calabasas, CA 91302-3126
United States of America


Hereinafter referred as "SSII"

And

TDK Recording Media Europe S.A., a company located in the Grand Duchy of Luxembourg and carrying on business at:

Z.1. Bommelscheuer
L-4902 Bascharage
Grand-Duchy of Luxembourg

Hereinafter referred as "TDK"

WHEREAS,

     SSII and TDK have entered on November 1st, 1998 into a Republishing - Marketing - Distribution Agreement (the "Agreement") whereby SSII has appointed TDK as its exclusive Licensee for various SSII software titles (hereinafter called "Articles") in the Territory (as defined in Schedule "B" of the Agreement).

     The parties agreed in the Agreement that TDK had to guarantee SSII a total. minimum royalty advance payment of nine hundred thousand US dollars ($900,000). This minimum royalty advance payment has to be paid in accordance with a payment schedule mentioned in the Agreement (as set forth in Article 4.A).

     According to the initiative of SSII, SSII and TDK agreed to modify the amount of the advance royalties and the payment schedule accordingly.

     Furthermore, SSII decided to grant TDK a right of first refusal on new software titles.

     Considering the foregoing TDK agrees on limited exceptions to the Agreement.

NOW, THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

Article 1: Modification of advance royalties' amount and payment schedule:
--------------------------------------------------------------------------

Pursuant to the payment schedule (as described in Article 4.A of the Agreement), TDK already paid 40%, three hundred and sixty thousand US dollars ($360,000), of the total minimum advance royalties. According to the payment schedule, the rest of the total minimum advance royalties, five hundred and forty thousand US; dollars ($540,000), shall be divided in two payments of two hundred and seventy thousand US dollars ($270,000) each.

Due to the new proposal made by SSII, TDK agrees to pay immediately at the date of signature of the Addendum a total minimum advance royalties' amount of five hundred thousand US dollars ($500,000) instead of two payments of two hundred and seventy thousand US dollars ($270,000). Therefore, SSII agrees to grant TDK a discount of forty thousand US dollars ($40,000) on the total minimum advance royalties mentioned in the Agreement.

Consequently, the total minimum advance royalties due by TDK to SSII shall be eight hundred and sixty thousand US dollars ($860,000) instead of nine hundred thousand US dollars ($900,000). The table below and the new total minimum royalty advance payment agreed between the parties shall definitely replace the table and the total minimum royalty advance payment mentioned in Article 4.A of the Agreement.

-----------------------------------------------------------------------------
Land Before Time         45,000 units              $4.00             $180,000
Math Adventure
----------------
-----------------------------------------------------------------------------
Land Before Time         45,000 units              $4.00             $180,000
Kindergarten Adv.
-----------------
-----------------------------------------------------------------------------
Babe Pre-School          30,000 units              $4.00             $120,000
---------------
-----------------------------------------------------------------------------
Babe Early Reader        30,000 units              $4.00             $120,000
-----------------
-----------------------------------------------------------------------------
Casper Early Reader      40,000 units              $4.00             $160,000
-----------------------------------------------------------------------------
An American Tail         25,000 units              $4.00             $100,000
-----------------------------------------------------------------------------
Total                    215,000 units             $4.00             $860,000

-----------------------------------------------------------------------------

The total minimum royalty advance payment shall be recoupable against royalty payments due to SSII for the first two hundred and fifteen thousand (215,000) units of the Articles sold anywhere in the Territory.

Article 2: New Software Titles:
-------------------------------

2.1) Right of first refusal:
     -----------------------

In addition to the modification of the Agreement, SSII grants to TDK a ninety
(90) day "right of first refusal" review period (as set forth in Article 1.G of the Agreement) for the following titles:

                    Land Before Time;
                    Maisy;
                    King &, 1;
                    Lost in Space LA;
                    Lost in Space MA;
                    Bernstain Bears (1);
                    Bernstain Bears (2).


Since the review period already started in December 31, 1998 the review period shall expire on March 31, 1999.

TDK may exercise its right of option on the titles which TDK judges as making good commercial sense to market in the Territory.

TDK accepts to develop localized language versions of the new software titles, which have been chosen by TDK (under the same conditions as set forth in the Agreement).

2.2) License fee:
     ------------

The Republishing Fee due by TDK to SSII on the localized. language versions of the new software titles shall be subject to the same conditions as stated in the Agreement.

On titles that TDK exercised its right of option, TDK shall pay to SSII a minimum royalty advance payment per title, as stated in the table below:

-----------------------------------------------------------------------------
Land Before Time              25,000 units             $4.00         $100,000
-----------------------------------------------------------------------------
Maisy                         25,000 units             $4.00         $100,000
-----------------------------------------------------------------------------
King &, 1                     25,000 units             $4.00         $100,000
-----------------------------------------------------------------------------
Lost in Space                      0 units             $4.00         $.00
Learning Adv.
-----------------------------------------------------------------------------
Lost in Space Math Adv.            0 units             $4.00         $.00
-----------------------------------------------------------------------------
Bernstain Bears (1)            6,250 units             $4.00         $25,000.
-----------------------------------------------------------------------------
Bernstain Bears (2)            6,250 units             $4.00         $25,000.
-----------------------------------------------------------------------------

Consequently, the total minimum royalty advance payment, which is the sum of the minimum royalty advance payment per title chosen by TDK will be defined in Schedule A and this Schedule A shall be regarded as a constituent part of this Addendum.

This total minimum royalty advance payment shall be recoupable against royalty payments due to SSII as described in Schedule A.

This total minimum royalty advance payment shall be paid in accordance with the schedule mentioned below:

     (a) Forty percent (40%) of the total advance for the titles chosen by TDK upon execution of the option and in exchange for TDK's receipt of the relevant Localization Kits.

     (b) Thirty percent (30%) of the total advance for the localized version of each SSII's new software title to be paid upon TDK's submission of the Gold Master (first localized. version per title).

     (c) Thirty percent (30%) of the total advance for each localized version of each SSII's new software title to be paid within sixty (60) days after first customer ship date of such localized version.

Article 3: Duration:
--------------------

3.1) Concerning the modification of the minimum royalty advance payment and payment schedule (as set forth in Article I above), this Addendum shall commence on the date set forth above and shall continue until the expiration or termination of the Agreement, unless terminated in accordance with Article 4 below.

3.2) Concerning the New Software Titles (as set forth in Article 2 above), this Addendum shall commence on April 1st, 1999 and shall endure for a period of thirty-six (36) months through March 31st, 2002 unless terminated in accordance with Article 4 below.

Article 4: Termination:
-----------------------

TDK may terminate this Addendum with immediate effect by registered mail notice addressed to SSII if SSII is declared insolvent or bankrupt or put under receivership.

In case of termination of the Agreement or this Addendum due to SSII's insolvency or bankruptcy or receivership of SSII, if SSIVS Original Licensors authorize TDK to continue the republishing, marketing and distribution of the Articles within the Territory, TDK shall not be entitled to claim the refund of advance payments or Localization costs. On the contrary, if TD ' K's rights on the Articles in the Territory expire after SSII's insolvency or bankruptcy or receivership of SSII, SSII shall reimburse TDK (1) fifty percent (50%) of the Localization costs spent till the date of termination, and (ii) hundred percent (100%) of the advance payments less royalty amounts of the Articles sold within the Territory before the termination date.

TDK may (without being bound) terminate the Addendum in the same circumstances than specified in the Agreement.

Article 5: Miscellaneous:
-------------------------

This Addendum must be read in conjunction with the Agreement. All provisions of the Agreement not amended by this Addendum shall remain in full force and effect.

IN WITNESS WHEREOF the parties hereto have caused this Addendum to be executed the day and year as herein set forth at the effective date.

------------------------------------------------------------------------------
Sound Source Interactive, Inc.         TDK Recording Media Europe S.A.
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Mr. Vincent J. Bitetti, CEO            Mr. Masatoshi Shikanai, Executive Vice
                                       President
------------------------------------------------------------------------------

                                                 TDK RECORDING MEDIA EUROPE S.A.
                                                              Z.1. Bommelscheuer
                                                                    P.O. Box 120
                                                               L-4902 BASCHARAGE
                                                       Grand Duchy of Luxembourg
                                                                  Tel.: 50 50 11
                                                                   Fax: 50501400

Sound Source Interactive

26115 Mureau Road, Suite B

Calabasas, California 91302-3126

United States of America

                                                       Bascharage March 12, 1999


To the attention of Mr. Vincent BITETTI
---------------------------------------

Subject: Addendum to Republishing - Marketing - Distribution Agreement.
---------

      Dear Mr. Bitetti,

      Please find enclosed your copy of the Addendum to the republishing - Marketing -Distribution Agreement signed between TDK and SSII.

Sincerely yours,

Alexander FINK

                        ADDENDUM N. 2 TO REPUBLISHING -

                       MARKETING - DISTRIBUTION AGREEMENT

This Addendum N.2, made and entered into as of this 14day of April, 1999, is by
                                                    --
and between;

Sound Source Interactive, Incorporated, a California Corporation,

and carrying on business at:

26115 Mureau Road, Suite B
Calabasas, CA 91302-3126
United States of America

Hereinafter referred as "SSII"

And

TDK Recording Media Europe S.A., a company located in the Grand Duchy of Luxembourg and carrying on business at:


Z.1. Bommelscheuer
L-4902 Bascharage
Grand-Duchy of Luxembourg

Hereinafter referred as "TDK"

WHEREAS,

     SSII and TDK have entered on November 1st, 1998 into a Republishing - Marketing - Distribution Agreement (the "Agreement") whereby SSII has appointed TDK as its exclusive Licensee for various SSI I software titles (hereinafter called "Articles") in the Territory (as defined in Schedule "B" of the Agreement).

     SSII and TDK have entered on March 1st, 1999 into an Addendum to the Agreement in which TDK agreed to modify the royalty advance payment and the payment schedule. SSI1 agreed to grant TDK a right of first refusal for new software titles.

TDK agrees to exercise its right of option on the titles hereinafter mentioned. Since the agreed conditions mentioned in the Addendum signed on the 1st of March 1999 have been modified, the new conditions shall be stated in a new Addendum ("Addendum n.2").

Considering the foregoing SSI1 and TDK agree on limited exceptions to the Agreement and to the Addendum.

NOW, THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

Article 1: New Software Titles:
-------------------------------

1.1  Grant of rights:
     ----------------

SSII hereby grants to TDK and TDK accepts the exclusive right to republish the new software titles mentioned below for the purpose of creating localized language versions of those new software titles and to republish, manufacture, market, distribute, display and sell the localized language versions throughout the Territory (* specified Schedule B, page 2 of the Agreement). The new software titles licensed and approved by SSII to TDK are as follows:

Land Before Time (P/A)
Maisy (1)
Maisy (2)
King &, I (Thinking Adventure)
Berenstain Bears (1)
Berenstain Bears (2)

1.2) License fee:
     ------------

TDK shall pay SSII a Republishing Fee of four USD ($4.00) per unit for all units of localized language versions of the new software titles sold by TDK such fee based on total invoiced sales less returns. For the avoidance of doubt no royalties shall be payable on review, advertising samples or other promotional copies. Except as otherwise set forth in the Agreement, royalties shall be due and payable within forty-five (45) days of the close of each calendar quarter. In addition, TDK guarantees to SSII a total minimum royalty advance payment of four hundred and fifty thousand USD ($450,000). The total minimum Republishing fee advance payment shall be recoupable against royalty payments due to SSII for the first hundred and twelve thousand five hundred (112,500) units sold anywhere in the Territory. This total minimum royalty advance payment shall be paid in accordance with the schedule mentioned below:

-----------------------------------------------------------------------------
Land Before Time             25,000 units           $4.00            $100,000
-----------------------------------------------------------------------------
Maisy (1)                    25,000 units           $4.00            $100,000
-----------------------------------------------------------------------------
Maisy(2)                     25,000 units           $4.00            $100,000
-----------------------------------------------------------------------------
King & 1                     25,000 units           $4.00            $100,000
-----------------------------------------------------------------------------
Berenstain Bears (1)          6,250 units           $4.00            $ 25,000
-----------------------------------------------------------------------------
Berenstain Bears (2)          6,250 units           $4.00            $ 25,000
-----------------------------------------------------------------------------
Total                       112,500 units           $4.00            $450,000
-----------------------------------------------------------------------------

The total advances shall be paid by TDK with respect to each Localized Version to SSII according to the following schedule:

(a) Thirty-five Percent (35%) of the total advance for the new software titles upon execution of this Addendum n.2;

(b) Thirty-five percent (35%) of the total advance for the new software titles in exchange for TDK's receipt of the each relevant Localization Kit. For the avoidance of doubt, the payment shall be implemented on each individual delivery of Localization kit and not by aggregated manner.

(c) Fifteen percent (15%) of the total advance for the localized version of each SSII's new software title to bet paid upon TDK's submissions of the Gold Master (each localized version per title). For the avoidance of doubt, the payment shall be implemented on each individual submission of the Gold Master and not by aggregated manner.

(d) Fifteen percent (15%) of the total advance for each localized version of each SSII's new software title to be paid within sixty (60) days after first customer ship date of each localized version. For the avoidance of doubt, the payment shall be implemented on each individual customer ship date of the title and not by aggregated manner.

     (d) In the event, SSII fails to deliver the relevant localization kit(s) by the end of April 2000, the relevant title(s) is deemed to be cancelled and void from this addendum and SSII grants TDK to reimburse the first Thirty-five percent (35%) of the total advance payment of relevant title(s) to TDK in 30 days.

Article 3: Term:
----------------

The Term for each new software title shall be as follows:

The Term shall commence at the delivery date of the Localization Kit and shall continue for a period of thirty-six (36) months, unless terminated - in accordance with Article 15 of the Agreement. The delivery date of each Localization Kit shall be confirmed by TDK in Written.

Article 4: miscellaneous:
-------------------------

4.1) Contents of Localization Kit:
     -----------------------------

Each Localization Kit of the new software titles shall contain the complete asset list.

4.2) Contractual link:
     -----------------

Except as otherwise stipulated in this Addendum n.2, This Addendum n.2 must be read in conjunction with the Agreement. All provisions of the Agreement not amended by this Addendum shall remain in full force and effect.

IN WITNESS WHEREOF the parties hereto have caused this Addendum to be executed the day and year as herein set forth at the effective date.


Sound Source Interactive, Inc.              TDK Recording Media Europe S.A.


---------------------------------           --------------------------------
Mr. Vincent J. Bitetti                      Masatoshi Shikanai
CEO                                         Executive Vice President

                        ADDENDUM N0 3, TO REPUBLISHING -

                       MARKETING - DISTRIBUTION AGREEMENT



This Addendum n.3, made and entered into as of this first day of June, 1999, is by and between;

Sound Source Interactive, Incorporated, a California Corporation, and carrying on business at:

26115 Mureau Road, Suite B
Calabasas, CA 91302-3126
United States of America

Hereinafter referred as "SSII"

And

TDK Recording Media Europe S.A., a company located in the Grand Duchy of Luxembourg and carrying on business at:

Z.1. Bommelscheuer
L-4902 Bascharage
Grand-Duchy of Luxembourg

Hereinafter referred as "TDK"

WHEREAS,

     SSII and TDK have entered on November 1st, 1998 into a Republishing - Marketing - Distribution Agreement (the "Agreement") whereby SSII has appointed TDK as its exclusive Licensee for various SSII software titles (hereinafter called "Articles") in the Territory (as defined in Schedule "B" of the Agreement).

     SSII decided to publish Articles in PSX format and wishes to license the rights to adapt such Articles for distribution to TDK (as specified in Article 1.G of the Agreement). However, no Articles are existing in PSX format for the moment. It means that SSII will have to select some titles of the Articles in the purpose to develop those titles in PSX format. Therefore, the parties agree to co-operate in the selection of titles in PSX format.

     Considering the foregoing SSII and TDK agree on limited exceptions to the Agreement.


NOW, THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

Article 1: Grant of rights:
---------------------------

SSII hereby grants to TDK and TDK accepts the exclusive right to republish six
(6) titles of the Articles in PSX format for the purpose of creating localized language versions of those six (6) titles and to republish, manufacture, market, distribute, display and sell the localized language versions throughout the Territory (as described in Article 4).

However, it is impossible for SSII to deliver to TDK any titles of the Articles in PSX format due to the fact that no titles of the Articles are available in PSX format for the moment. It means that the six (6) titles of the Articles in PSX format shall be defined in a mutual negotiation and co-operation. Consequently, SSII shall notify TDK in writing the six (6) titles that SSII proposes to develop in PSX format for TDK. The parties shall negotiate during a fifteen (15) day negotiation period commencing on the date that TDK receives each notice in the purpose to select the six (6) titles of the Articles in PSX format which have the most profitable interests for both parties.

Each title of the Articles in PSX format chosen by SSII and TDK shall be subject to a written agreement signed by both parties and shall regarded as a constituent part of this Addendum and added by appendix hereto and incorporated into the Addendum herein accordingly.

Article 2: License fee:
-----------------------

TDK shall pay SSI1 a Republishing Fee of two dollar and fifty cents ($2.50) per unit for all units of localized language versions of the Articles in PSX format sold by TDK such fee based on total invoiced sales less returns. For the avoidance of doubt no republishing fees shall be payable on review, advertising samples or other promotional copies. Except as otherwise set forth in the Agreement, republishing fees shall be due and payable within forty-five (45) days of the close of each calendar quarter. In addition, TDK guarantees to SSI1 a minimum republishing fee advance payment per title of five hundred thousand USD ($500,000). The minimum non-refundable Republishing fee advance payment shall be recoupable against republishing fee payments due to SSII for the first two hundred thousand (200,000) units per title sold anywhere in the Territory. Therefore, for six (6) titles the total minimum republishing fee advance payment shall be as follows:

                        $500,000 x 6 titles = $3,000,000


Due to the fact that each title shall be defined during a negotiation process, the payment of the minimum republishing fee advance payment shall be scheduled and implemented in a title to title basis and not in an aggregated payment. Therefore, the pay1ment schedule is as follows:

(a) Three hundred twenty-five thousand USD ($325,000) of the republishing fee advance payment per title upon signature of each relevant Appendix (as described in Article 1);

(b) Fifty thousand USD ($50,000) of the republishing fee advance payment per title in exchange for TDK's receipt of each relevant alpha disc;

(c) Fifty thousand USD ($50,000) of the republishing fee advance payment per title in exchange for TDK's receipt of each relevant beta disc;

(d) Seventy-five thousand USD ($75,000) of the republishing fee advance payment per title in exchange for TDK's receipt of each Localization Kit.

In the event TDK rejects a title submission from SSII for any reason, SSII shall be able to present such title to other distribution sources internationally.

Article 3: Language:
--------------------

The Articles in PSX format licensed and approved by SSII to be developed and manufactured by TDK in the Localized Languages as set forth herein as follows:

Dutch, French, German, Italian, Japanese, Spanish, Swedish and UK English.

Article 4: Territory:
---------------------

SSII authorizes the Localized Language version of the Articles in PSX format to be distributed for sale by TDK in the following countries, which constitute the Territory as referred herein:

1) All nations mentioned in Schedule "B" of the Agreement;

2) Japan and Australia.

3) Cyprus, Iceland and Malta

Article 5: Term:
----------------

The Term for each title of Articles in PSX format shall be as follows:

The Term shall commence at the first release date of the localized language versions and shall continue for a period of thirty-six (36) months, unless terminated in accordance with Article 15 of the Agreement, The delivery date of each Localization Kit shall be confirmed by TDK in written. In the event TDK does not localize and distribute at least one Localized Language Version within 180 days (one hundred and eighty) of receipt of each Localization Kit, international rights as granted herein shall revert back to SSII.

Article 6: Miscellaneous:
-------------------------

6.1) Contents of Localization Kit:
     -----------------------------

Each Localization Kit of each title of the Articles in PSX format shall contain the complete asset list and the Master disc.

6.2) Contractual link:
     -----------------

Except as otherwise stipulated in this Addendum n.3, This Addendum n.3 must be read in conjunction with the Agreement. All provisions of the Agreement not amended by this Addendum shall remain in full force and effect.

IN WITNESS WHEREOF the parties hereto have caused this Addendum to be executed the day and year as herein set forth at the effective date.


Sound Source Interactive, Inc.           TDK Recording Media Europe S.A.


--------------------------------         ----------------------------------
Mr. Vincent J. Bitetti                   Mr. Masatoshi Shikanai
CEO                                      Executive Vice President